Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
January, 1998



Scheduled Maturity                                                 6/15/98


Coupon                                                  5.9750%



Excess Protection Level
   3 Month Average  7.56%
      January, 1998  8.07%
      December, 1997  7.27%
      November, 1997  7.33%


Cash Yield                                              22.45%


Investor Charge Offs                                    5.81%


Base Rate                                               8.57%


Over 35 Day Delinquency                                 5.40%


Seller's Interest                                       25.34%


Total Payment Rate                                      11.29%


Total Principal Balance                                $5,558,199,355.06


Investor Participation Amount                          $208,333,333.31


Seller Participation Amount                            $1,408,199,355.1